                                                                   EXHIBIT 99.11

Dec-2000                            1998-A                               Page 1




                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1998-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)



RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                 $2,942,677,284.07
Beginning of the Month Finance Charge Receivables:            $  146,451,282.84
Beginning of the Month Discounted Receivables:                $            0.00
Beginning of the Month Total Receivables:                     $3,089,128,566.91

Removed Principal Receivables:                                $            0.00
Removed Finance Charge Receivables:                           $            0.00
Removed Total Receivables:                                    $            0.00

Additional Principal Receivables:                             $  565,261,781.64
Additional Finance Charge Receivables:                        $   29,616,098.84
Additional Total Receivables:                                 $  594,877,880.48

Discounted Receivables Generated this Period:                 $            0.00

End of the Month Principal Receivables:                       $3,512,448,473.12
End of the Month Finance Charge Receivables:                  $  174,535,982.97
End of the Month Discounted Receivables:                      $            0.00
End of the Month Total Receivables:                           $3,686,984,456.09

Special Funding Account Balance                               $            0.00
Aggregate Invested Amount (all Master Trust II Series)        $2,300,000,000.00
End of the Month Transferor Amount                            $1,212,448,473.12
End of the Month Transferor Percentage                                   34.52%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                    $   84,242,185.35
     60-89 Days Delinquent                                    $   63,849,209.97
     90+ Days Delinquent                                      $  117,297,473.48

     Total 30+ Days Delinquent                                $  265,388,868.80
     Delinquent Percentage                                                7.20%

Defaulted Accounts During the Month                           $   22,193,888.70
Annualized Default Percentage                                             9.05%

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Dec-2000                              1998-A                             Page 2


Principal Collections                                           $384,076,566.09
Principal Payment Rate                                                   13.05%

Total Payment Rate                                                       14.05%

INVESTED AMOUNTS
----------------

     Class A Initial Invested Amount                            $370,500,000.00
     Class B Initial Invested Amount                            $ 57,000,000.00
     Class C Initial Invested Amount                            $ 47,500,000.00
                                                                ---------------
INITIAL INVESTED AMOUNT                                         $475,000,000.00

     Class A Invested Amount                                    $468,000,000.00
     Class B Invested Amount                                    $ 72,000,000.00
     Class C Invested Amount                                    $ 60,000,000.00
                                                                ---------------
INVESTED AMOUNT                                                 $600,000,000.00

     Class A Adjusted Invested Amount                           $468,000,000.00
     Class B Adjusted Invested Amount                           $ 72,000,000.00
     Class C Adjusted Invested Amount                           $ 60,000,000.00
                                                                ---------------
ADJUSTED INVESTED AMOUNT                                        $600,000,000.00

PREFUNDED AMOUNT                                                $          0.00

FLOATING ALLOCATION PERCENTAGE                                           18.98%
PRINCIPAL ALLOCATION PERCENTAGE                                          18.98%

     Class A Principal Allocation Percentage                             78.00%
     Class B Principal Allocation Percentage                             12.00%
     Class C Principal Allocation Percentage                             10.00%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1998-A                                                $ 72,966,747.06

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1998-A                                                   $  9,509,828.94

MONTHLY SERVICING FEE                                           $    750,000.00

INVESTOR DEFAULT AMOUNT                                         $  4,016,309.91

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Dec-2000                            1998-A                               Page 3


CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                   78.00%

     Class A Finance Charge Collections                           $8,002,666.61
     Other Amounts                                                $        0.00

TOTAL CLASS A AVAILABLE FUNDS                                     $8,002,666.61

     Class A Monthly Interest                                     $2,853,760.00
     Class A Servicing Fee                                        $  585,000.00
     Class A Investor Default Amount                              $3,132,721.73

TOTAL CLASS A EXCESS SPREAD                                       $1,431,184.88

CLASS A REQUIRED AMOUNT                                           $        0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                   12.00%

     Class B Finance Charge Collections                           $1,231,179.47
     Other Amounts                                                $        0.00

TOTAL CLASS B AVAILABLE FUNDS                                     $1,231,179.47

     Class B Monthly Interest                                     $  455,040.00
     Class B Servicing Fee                                        $   90,000.00

TOTAL CLASS B EXCESS SPREAD                                       $  686,139.47
CLASS B INVESTOR DEFAULT AMOUNT                                   $  481,957.19
CLASS B REQUIRED AMOUNT                                           $  481,957.19

CLASS C FLOATING ALLOCATION PERCENTAGE                                   10.00%

CLASS C MONTHLY SERVICING FEE                                     $   75,000.00

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Dec-2000                            1998-A                               Page 4


EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                               $3,068,307.21

     Excess Spread Applied to Class A Required Amount             $        0.00

     Excess Spread Applied to Class A Investor Charge Offs        $        0.00

     Excess Spread Applied to Class B Required Amount             $  481,957.19

     Excess Spread Applied to Reductions of Class B
     Invested Amount                                              $        0.00

     Excess Spread Applied to Class C Required Amount             $  812,830.99

     Excess Spread Applied to Reductions of Class C
     Invested Amount                                              $        0.00

     Excess Spread Applied to Monthly Cash Collateral Fee         $  125,000.00

     Excess Spread Applied to Cash Collateral Account             $        0.00

     Excess Spread Applied to Spread Account                      $  927,423.23

     Excess Spread Applied to Reserve Account

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                    $        0.00

     Excess Spread Applied to other amounts owed to
     Spread Account Residual Interest Holders                     $        0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                           $  721,095.80
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Dec-2000                            1998-A                               Page 5


EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                        $4,348,837.51

SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1998-A                                                     $        0.00

     Excess Finance Charge Collections applied to
     Class A Required Amount                                      $        0.00

     Excess Finance Charge Collections applied to
     Class A Investor Charge Offs                                 $        0.00

     Excess Finance Charge Collections applied to
     Class B Required Amount                                      $        0.00

     Excess Finance Charge Collections applied to
     Reductions of Class B Invested Amount                        $        0.00

     Excess Finance Charge Collections applied to
     Class C Required Amount                                      $        0.00

     Excess Finance Charge Collections applied to
     Reductions of Class C Invested Amount                        $        0.00

     Excess Finance Charge Collections applied to
     Monthly Cash Collateral Fee                                  $        0.00

     Excess Finance Charge Collections applied to
     other amounts owed Cash Collateral Depositor                 $        0.00

     Excess Finance Charge Collections applied to
     other amounts owed to Spread Account
     Residual Interest Holders                                    $        0.00

YIELD AND BASE RATE
-------------------

     Base Rate (Current Month)                                            8.98%
     Base Rate (Prior Month)                                              8.89%
     Base Rate (Two Months Ago)                                           8.89%
                                                                          -----
THREE MONTH AVERAGE BASE RATE                                             8.91%

     Portfolio Yield (Current Month)                                     12.49%
     Portfolio Yield (Prior Month)                                       12.43%
     Portfolio Yield (Two Months Ago)                                    13.88%
                                                                         ------
THREE MONTH AVERAGE PORTFOLIO YIELD                                      12.93%
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Dec-2000                            1998-A                               Page 6


PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                      $72,966,747.06

INVESTOR DEFAULT AMOUNT                                          $ 4,016,309.91

REALLOCATED PRINCIPAL COLLECTIONS
     Allocable to Class C Interests                              $         0.00
     Allocable to Class B Certficates                            $         0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                $         0.00

CLASS A SCHEDULED ACCUMULATION --
     Controlled Accumulation Amount                              $         0.00
     Deficit Controlled Accumulation Amount                      $         0.00
CONTROLLED DEPOSIT AMOUNT                                        $         0.00

CLASS B SCHEDULED ACCUMULATION --
     Controlled Accumulation Amount                              $         0.00
     Deficit Controlled Accumulation Amount                      $         0.00
CONTROLLED DEPOSIT AMOUNT                                        $         0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                $76,983,056.97

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                     $         0.00
CLASS B INVESTOR CHARGE OFFS                                     $         0.00
CLASS C INVESTOR CHARGE OFFS                                     $         0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                          $         0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                           $         0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                           $         0.00

CASH COLLATERAL ACCOUNT
     Required Cash Collateral Amount                             $18,000,000.00
     Available Cash Collateral Amount                            $18,000,000.00

TOTAL DRAW AMOUNT                                                $         0.00
CASH COLLATERAL ACCOUNT SURPLUS                                  $         0.00



                                           First USA Bank, National Association
                                           as Servicer

                                           By: /s/ Tracie Klein
                                              ---------------------------------
                                                   Tracie H. Klein
                                                   First Vice President